FIDELITY SECURITY LIFE INSURANCE COMPANY
                            LPLA SEPARATE ACCOUNT ONE

                         Supplement dated April 29, 2005


This supplement should be attached to your prospectus for the individual deferred variable annuity contract ("Contract").

MARKET TIMING/DISRUPTIVE TRANSFERS

Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. None of the portfolios that are Investment Options for the Contract is designed for short-term investing. We do not accommodate investors that engage in market timing. Such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an adviser's or sub-advisor's ability to effectively manage a portfolio in accordance with its investment objectives and policies). Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Contract.

Fidelity Security Life Insurance Company (the "Company" or "we") has adopted policies and procedures to detect and deter market timing activities. If we become aware of potentially harmful transfer activity, restrictions may be imposed by us on transfers. We reserve the right to take actions to restrict transfers (but have the discretion not to take these actions) including, but not limited to:

o restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

o    restricting transfers into and out of certain Investment Options.

We attempt to detect disruptive market timing activities by monitoring variable annuity activity and reviewing transfer activity for repetitive transactions. We define "repetitive transactions" as a transaction which occurs more than one time per month on a given annuity contract. If any market timing/frequent trading activity is suspected, the transaction will be further investigated. We will investigate irregular trading patterns. The Company intends to enforce the variable annuity contract limits on free transfers unless additional transfers are approved by the Company.

We apply these policies and procedures uniformly and without exception, waiver, or special arrangement. However, we will not apply these policies and procedures in times of national emergency and/or extreme market volatility where to impose such policies and procedures would cause economic hardship to Contract Owners.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures that the Company has adopted. Further, the underlying funds may also impose redemption fees on certain exchanges. Contract Owners and other persons with interests in the Contracts should be aware that the Company may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the underlying funds.

Our market timing policies and procedures apply only to individuals and entities that own this Contract. However, the underlying funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the underlying funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that some underlying funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the underlying funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the underlying funds (and thus contract owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the underlying funds.

In addition to reserving the right to modify or terminate the transfer privilege at any time, we also reserve the right to reject or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds. This would include an underlying fund's refusal or restriction on purchases or redemptions of its shares as a result of the underlying fund's own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the prospectuses of the underlying funds for more details.

We cannot guarantee that the funds will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified. If market timing activity is not detected and deterred, Contract Owners may experience the adverse effects of market timing.